===============================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 28, 2005


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)


          Colorado                      0-19027                   84-1057605
(State or other jurisdiction          (Commission                (IRS Employer
     of incorporation)               File Number)              Identification #)

              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)

                                 (719) 531-9444
              (Registrant's telephone number, including area code)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))








================================================================================

Item 1.01  Entry into a Material Definitive Agreement.

     On June 28, 2005, Simtek Corporation (the "Simtek"), along with Simtek's wholly-owned subsidiary, Q-DOT, Inc., entered into a waiver letter (the "Waiver") with Renaissance Capital Growth & Income Fund III, Inc., Renaissance US Growth Investment Trust PLC, BFS US Special Opportunities Trust PLC (collectively, the "RENN Capital Parties") with respect to the 7.50% Convertible Debentures issued by Simtek to the RENN Capital Parties on June 28, 2002 in the aggregate principal amount of $3,000,000 (the "Debentures").

     Under the Debentures, Simtek was obligated to begin making mandatory principal redemption installments to the RENN Capital Parties on June 28, 2005 and every month thereafter in the amount of $10 per $1,000 of the then remaining outstanding principal amount. As a result of the Waiver, however, the RENN Capital Parties waived the requirement that Simtek begin making mandatory principal redemption installments on June 28, 2005 (and monthly thereafter) and instead agreed that Simtek will begin making such installments on July 1, 2006 and every month thereafter in the amount of $13.33 per $1,000 of the then remaining outstanding principal amount.

     In exchange for the Waiver, Simtek issued to the RENN Capital Parties warrants to purchase 200,000 shares of Simtek's common stock at $0.50 per share with an exercise period of 5 years.

     A copy of Simtek's press release announcing the Waiver is included herewith and attached as Exhibit 99.1. A copy of the Waiver is included herewith and attached as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit Number    Description
         --------------    -----------

              99.1 Press release of Simtek, dated July 5, 2005, titled "Simtek Announces Restructuring of Debenture with RENN Capital to Strengthen Company Finances and Support for New Management Team".

              99.2 Waiver Letter, dated June 28, 2005, by and among Simtek, Q-DOT, Inc. and the RENN Capital Parties.


CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS. This current report on Form 8-K and the press release attached as an exhibit hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, trends, and uncertainties. In particular, statements made in this report and the press release that are not historical facts (including but not limited to expectations, estimates, assumptions and projections regarding financial and tax issues) may be forward-looking statements. Actual results could differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed from time to time in Simtek's filings with the Securities and Exchange Commission. Many of these risk factors are outside of Simtek's control, and as such, they involve risks which are not currently known to Simtek that could cause actual results to differ materially from those discussed or implied herein. The forward-looking statements in this document are made as of the date hereof and Simtek does not undertake to update its forward-looking statements.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIMTEK CORPORATION


                                      By: /s/Brian Alleman
                                          --------------------------------------
                                          Brian Alleman, Chief Financial Officer

July 5, 2005

                                  EXHIBIT INDEX


 Exhibit Number    Description
 --------------    -----------

      99.1 Press release of Simtek, dated July 5, 2005, titled "Simtek Announces Restructuring of Debenture with RENN Capital to Strengthen Company Finances and Support for New Management Team".

      99.2 Waiver Letter, dated June 28, 2005, by and among Simtek, Q-DOT, Inc. and the RENN Capital Parties.